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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported)      February 14, 2001
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                         CENTURY BUSINESS SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                            22-2769024
           --------                                            ----------
(State of other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                     0-25890
                                     -------
                            (Commission File Number)


                   6480 Rockside Woods Blvd., South, Suite 330
                              Cleveland, Ohio 44131
                    (Address of principal executive offices)
                                   (Zip Code)
       Registrant's telephone number, including area code (216) 447-9000.
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Item 5.   Other Events

         On February 14, 2001, the Registrant issued a press release to report that its fourth-quarter 2000 results, before fourth-quarter charges and the adoption of SAB 101 adjustments, will be lower than analysts' earnings-per-share estimates of one to two cents, primarily because of lower-than-projected revenue in the quarter. The Registrant expects to release actual results for the three months and year ended December 31, 2000 on March 7, 2001.

Item 7.  Exhibits

         The following document is filed as part of this report.

c)  Exhibit

         99.1     Press Release issued by the Registrant on February 14, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CENTURY BUSINESS SERVICES, INC.




Date:    February 14, 2001          /s/ Ware Grove
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                                  Ware Grove, Sr. Vice President and
                                  Chief Financial Officer